                            Contract between Zvi and
                                Sarah Barak. and
                             Fidelity Holdings, Inc.

                                      10.6

THIS INDENTURE made in duplicate this 18th day of April, 1996 BETWEEN

                          FIDELITY HOLDINGS, INC. and
                             786710 ONTARIO LIMITED

                                  collectively
                      hereinafter called the Seller OF THE
                                FIRST PART, and

                           ZVI BARAK and SARAH BARAK,

                                  collectively
                      hereinafter called the Buyer OF THE
                                  SECOND PART.


WHEREAS the Seller is possessed of the goods hereinafter set forth, and has contracted and greed with the Buyer for the absolute Sale to him thereof, for the consideration hereinafter mentioned:

NOW THEREFORE THIS INDENTURE WITNESSETH, that in pursuance of the said Agreement, and in consideration of the sum of ---------------------- TEN ($10.00) --------------------- Dollars of lawful money of Canada, paid by the Buyer to the Seller at or before the sealing and delivery of this Indenture (the receipt whereof is hereby acknowledged), the Seller does bargain, sell, assign, transfer and set over unto the said Puyer

ALL THOSE goods, namely;

All interest, right and title in and to the trademark BCS Software, presently registered in Canada and all software, modules, applications and modifications and all hardware signatures with respect thereto and all interest, right and title in and to the trademark Infosystems and all software, modules, applications and modifications and all hardware signatures with respect thereto.

It is acknowledged that this Bill of Sale is provided as a security document pursuant to a Pledge and Security Agreement made as of the 18th day of April, 1996 between Fidelity Holdings, Inc. and 786710 Ontario Umi ted and Zvi Barak and Sarah Barak and is intended to be enforced in the event of a Default occurring under such Pledge and Security Agreement. 'nis Bill of Sale shall include all trademark rights and patent rights registered, filed or claimed in respect of the trademark refereed to above anywhere in the world at the time of the enforcement of the Bill of Sale by the Buyer in accordance with the provisions of the Pledge and Security Agreement referred to above.

Attached hereto and made a part of this Bill and Sale is an Assigament executed by the Seller in respect of the Canadian trademark rights to the trademark referred to above.

all of which goods, being in the possession of the Seller and located at

         1110 Finch Avenue West, Suite 906
         Toronto, Ontario; and

         144-15 Union Turnpike
         Flushing, New York
         U.S.A.


AND all the right, title, interest, property, claim and demand whatsoever of the Seller of, in, to, and out of the same, and every part thereof.

TO HOLD the said goods and every part thereof, and all the right, title and interest of the Seller therein and thereto, unto and to the use of the Buyer.

AND the Seller does hereby, covenant, promise and agree with the Buyer: THAT the Seller is now rightfully and absolutely possessed of and entitled to the said goods and every part thereof; AND that the Seller now has good right to assign the same unto the Buyer, and according to the true intent and meaning of this Indenture; AND that the Buyer, shall and may from time to time, and at all times hereafter, peaceably and quietly have, hold, possess, and enjoy the said goods and every part thereof, to and for his own use and benefit, without any manner of hindrance, interruption, molestation, claim or demand whatsoever of, from or by the Seller or any person or persons whomsoever; AND that the said goods are free and clear from all encumbrances; AND that the Buyer shall be absolutely released and discharged, or otherwise, at the cost of the Seller, from all former and other bargains, sales, gifts, grants, charges and encumbrances affecting the said goods, and the Seller hereby indemnifies the Buyer with respect thereto;

AND, that the Seller and all persons rightfully claiming, or to claim any estate, right, title or interest of, in, or to the said goods and every part thereof, shall and will from time to time, and at all times hereafter upon every reasonable request of the Buyer, but at the cost and charges of the Buyer make, do and execute, or cause or procure to be made, done and executed, all such further acts, deeds and assurances for the more effectually assigning and assuring the said goods unto the Buyer, in manner aforesaid, and according to the true intent and meaning of this Indenture, as by the Buyer, or his Counsel in the law shall be reasonably advised or required.

IT IS AGREED that this Indenture and everything herein contained shall enure to the benefit of and be binding upon the executors, administrators and assigns or successors and assigns of the parties hereto respectively.

IT IS FURTHER AGREED that wherever the singular and masculine are used throughout this Indenture, they shall be construed as if the plural or the feminine or the neuter had been used, where the context or the party or parties hereto so require, and the rest of the sentence shall be construed as if the grammatical and terminological changes thereby rendered necessary had been made.

IN WITNESS WHEREOF, the Seller has executed this Indenture

this 18th 1996 day of April

SIGNED, SEALED AND DELIVERED
    In the presence of



FIDELITY HOLDINGS, INC.


Per: /s/ Doron Cohen C/S
------------------------
     Doron Cohen

786710 ONTARIO LIMITED

Per: /s/ Doron Cohen C/S
------------------------
     Doron Cohen

                               A S S I G N M E N T

             KNOW ALL MEN BY THESE PRESENTS that 786710 ONTARIO LIMITED, a corporation incorporated pursuant to the laws of the Province of Ontario, having a principal office and place of business in the Municipality of Metropolitan Toronto, Province of Ontario (hereinafter called the "Assignor") in consideration paid to it by Zvi Barak and Sarah Barak, c/o Messrs. Grubner, Krauss, Barristers & Solicitors, 5140 Yonge Street, Suite 1540, North York, Ontario M2N 6L7 (hereinafter called the Assignee"), the receipt whereof is hereby acknowledged, has agreed to sell, assign and transfer and does hereby sell, assign and transfer unto the said Assignee all of its right, title and interest in and to the trade mark "BCS Software" duly registered in the Canadian Trade Marks Office under Number 309,483 -525,690 on ___________

             The Assignee hereby appoints Geoffrey Douglas Brown whose full post office address in Canada is 5140 Yonge Street, Suite 1540, North York, Ontario, M2N 6L7, as the person or firm to whom any notice of its registration may be sent, and upon him service of any proceedings in respect of the said registration may be given or served with the same effect as if they had been given to or served upon it.

             IN WITNESS WHEREOF the parties have hereunto affixed their corporate seals under the names of the proper officers to be authorized in that behalf as of this 18th day of April, 1996.


                                        786710 ONTARIO LIMITED
                                        Per: /s/ Doron Cohen C/S
                                        ------------------------
                                             Doron Cohen
                                        ________________________
                                        ZVI BARAK
                                        ________________________
                                        SARAH BARAK